Exhibit 99.5

                             SUREWEST COMMUNICATIONS
                                  P.O. Box 969
                           Roseville, California 95661

                                December 15, 2005

Steven C. Oldham
President and Chief Executive Officer
SureWest Communications
P.O. Box 969
Roseville, California 95661

Dear Steve:

         SureWest Communications (the "Company") considers it essential to the best interests of the Company and its shareholders to foster the continued employment of key management personnel in a period of uncertainty regarding the Company's future in light of the consolidation in the telecommunications industry. In this connection, the Board of Directors of the Company (the "Board") recognizes that the possibility of a change in control exists and that such possibility, and the uncertainty and questions which it necessarily raises among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders when their undivided attention and commitment to the best interests of the Company and its shareholders are particularly important.

         Accordingly, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including you, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company.

         In order to induce you to remain in the employ of the Company and in consideration of your agreement set forth in Section 2 hereof, the Company agrees that you shall receive the benefits set forth in this letter agreement ("Agreement") in the event of a "change in control of the Company" and a "constructive termination" (each as defined in Section 2 hereof) under the circumstances described below.

         1. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in effect through the term of your employment by the Company; provided, further, that following a change in control of the Company (as hereinafter defined) the term of this Agreement shall automatically extend to the date which is three (3) years following such change in control.

         2. Change in Control and Constructive Termination. No benefits shall be payable hereunder unless there shall have been a change in control of the Company and thereafter a constructive termination, as set forth below. For purposes of this Agreement, a "change in control of the Company" shall be deemed to have occurred if (A) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing Twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; (B) there is a merger or consolidation of the Company in which the Company does not survive as an independent public company; or (C) the business or businesses of the Company for which your services are principally performed are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary) of the Company, or otherwise. For purposes of this Agreement, "constructive termination" shall mean a change in control of the company, as well as, and as a direct result thereof, (i) a decrease in the total amount of your base salary below its level in effect on the date hereof or as the same may be increased from time to time, or a decrease in the bonus percentage to which you are entitled, without your consent, provided, however, nothing herein shall be construed to guarantee your bonus award if performance is below target, or (ii) a reduction in the importance of your job responsibilities without your consent, with the determination of whether a reduction in job responsibility has taken place to be in your discretion or, (iii) your geographical relocation without your consent. Absent written consent, after a change in control of the Company, no action or inaction by you within ninety (90) days following the occurrence of the events described in (i), (ii) or (iii) hereof shall be deemed consent to such events.

         3. Compensation Following Change of Control and Constructive Termination. Subject to the terms and conditions of this Agreement, following a change in control of the Company and constructive termination, as defined in
Section 2, the Company shall pay you a lump sum payment, within ten (10) days after the constructive termination, in the amount equal to the sum of:

                  (A) The sum of your then effective annual base salary through the termination date and any accrued paid time off, plus

                  (B) Three (3) times the sum of (I) your full annual base salary on the date of the constructive termination, plus (II) the greater of your target bonus or the most recent annual bonus paid to you but subtracting from such sum any amounts payable to you in furtherance of Section 13 of your Employment Agreement entered into as of December 15, 2005.

In addition, the Company shall continue to provide to you and your family at the Company's expense, for thirty-six (36) months following the change in control and the constructive termination, the life insurance, medical, dental and other benefits provided to you and your family immediately prior to the change in control and constructive termination. The Company also shall pay to you all legal fees and expenses incurred by you in seeking to obtain or enforce any right or benefit provided by this Agreement. You shall not be required to mitigate the amount of any payment provided for in this Section 3 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 3 be reduced by any compensation earned by you as the result of employment by another employer or by retirement benefits after the date of termination, or otherwise.

         4.       Certain Additional Payments by the Company.

                  (i) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for your benefit (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 4) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any corresponding provisions of state or local tax laws, or any interest or penalties are incurred by you with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then you shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after your payment of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, you retain an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (ii) Subject to the provisions of Section 4(iii), all determinations required to be made under this Section 4, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young LLP or such other certified public accounting firm as may be designated by you (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and you within 15 business days of the receipt of notice from you that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the change of control, you shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 4, shall be paid by the Company to you within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and you. As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 4(iii) and you thereafter are required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for your benefit.

                  (iii) You shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after you are informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. You shall not pay such claim prior to the expiration of the 30-day period following the date on which you give such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies you in writing prior to the expiration of such period that it desires to contest such claim, you shall:

                           (A) give the Company any information reasonably requested by the Company relating to such claim,

                           (B)      take such action in connection with
                  contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (C) cooperate with the Company in good faith in order effectively to contest such claim, and

                           (D) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold you harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 4(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct you to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and you agree to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs you to pay such claim and sue for a refund, the Company shall advance the amount of such payment to you, on an interest-free basis and shall indemnify and hold you harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for your taxable year with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and you shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after your receipt of an amount advanced by the Company pursuant to Section 4(iii), you become entitled to receive any refund with respect to such claim, you shall (subject to the Company's complying with the requirements of Section 4(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after your receipt of an amount advanced by the Company pursuant to Section 4(iii), a determination is made that you shall not be entitled to any refund with respect to such claim and the Company does not notify you in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         5.       Successors; Binding Agreement.

                  (i) The Company will require any successor (whether direct or indirect, by merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly agree to perform this Agreement. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder following a change in control of the Company and constructive termination, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date on which you become entitled to such compensation from the Company. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  (ii) This Agreement shall inure to the benefit of and be enforceable by your executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

         6. Notice. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon receipt.

         7. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California.

         8. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10. Supercedes Prior Agreements. The Company and you agree that this Agreement supercedes all prior agreements, whether written or oral, relating to the subject matter of this Agreement including, without limitation, any prior letter agreements relating to payments in the event of a change in control of the Company, or any provisions of any letters of offer of employment with the Company.

         If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                             Sincerely yours,

                                             SUREWEST COMMUNICATIONS

                                             By   /s/ Kirk C. Doyle
                                                  ------------------------------
                                                  Kirk C. Doyle
                                                  Chairman

AGREED TO this 15th day
of December, 2005.


/s/ Steven C. Oldham
--------------------
STEVEN C. OLDHAM